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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 1998


                                 OMNICARE, INC.
                                 --------------
               (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
             (State or other jurisdiction of incorporation)

          1-8269                                     31-1001351
          ------                                     ----------
  (Commission File Number)             (I.R.S. Employer Identification No.)


         100 East RiverCenter Boulevard, Covington, Kentucky     41011
         --------------------------------------------------------------
           (Address of principal executive offices)            (Zip code)


      Registrant's telephone number, including area code: (606) 392-3300
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Item 5. Other Events
--------------------

Omnicare, Inc. (Omnicare) acquired CompScript, Inc. and IBAH, Inc. on June 26, 1998 and June 29, 1998, respectively, in pooling-of-interests transactions. In connection with these transactions, Omnicare has restated its consolidated balance sheets as of December 31, 1997 and 1996, and the consolidated statements of income, retained earnings and cash flows for the three years ended December 31, 1997. Omnicare has also restated the related Management's Discussion and Analysis of Financial Condition and Results of Operations, the Five-Year Summary of Selected Financial Data and the Financial Data Schedules. The restated information referred to above is included in this Form 8-K filing.


Item 7. Financial Statements and Exhibits
-----------------------------------------

     (c) Exhibits

     Exhibit
      Number                            Exhibit
     -------                            -------
      99.1           Restated Financial Statements

      99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations

      99.3           Five-Year Summary of Selected Financial Data

      27             Financial Data Schedules



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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                            Omnicare, Inc.
                                                   ---------------------------
                                                             (Registrant)


Date: September 28, 1998                       By: /s/ David W. Froesel, Jr.
     ----------------------                       ------------------------------
                                                       David W. Froesel, Jr.
                                                       Senior Vice President and
                                                       Chief Financial Officer
                                                       (Principal Financial and
                                                       Accounting Officer)







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